March 4, 2005

United States Securities and

   Exchange Commission

450 5th Street, N.W.

Washington, D.C.  20549

Re:  InFocus Corporation
Filing of Form 10-K

To Whom it May Concern:

InFocus Corporation’s complete Form 10-K is herewith being filed electronically via EDGAR.

The 2004 Annual Report to Shareholders will be filed, for informational purposes only, in paper format since no parts of such Annual Report are incorporated by reference into Form 10-K or into the Definitive Proxy Soliciting materials.

Pursuant to General Instruction D(3) to the Form 10-K, this letter confirms that, with respect to the financial statements included in the Form 10-K, there have been no changes from the preceding year in our accounting principles or practices or in the method of applying such principles or practices.

Thank you for your assistance.

Sincerely,

/s/ C. Kyle Ranson
C. Kyle Ranson
Director, President and Chief Executive Officer
InFocus Corporation